Exhibit 99.3

Underwriting Agreement

Dated March 23, 2005

Citigroup Global Markets Inc.

Wachovia Capital Markets, LLC

Friedman, Billings Ramsey & Co., Inc.

J.P. Morgan Securities Inc.

BB&T Capital Markets, a division of Scott & Stringfellow, Inc.

Piper Jaffray & Co.

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

and

Wachovia Capital Markets, LLC

One Wachovia Center

301 South College Street

Charlotte, North Carolina 28288-0610

Ladies and Gentlemen:

Introductory. American Capital Strategies, Ltd., a Delaware corporation (the “Company”), and Citigroup Global Markets Inc. (“Citigroup”), Wachovia Bank, National Association (“Wachovia”) and J.P. Morgan Securities Inc., (“JPMSI”) (collectively, the “Forward Sellers”), at the request of the Company in connection with the “Forward Agreements” (as defined below) attached hereto as Exhibit A, confirm their respective agreements with the Representatives (as defined below) and each of the other Underwriters named in Schedule A attached hereto and made a part hereof (collectively, the “Underwriters”) with respect to (a) the sale by the Company and the Forward Sellers (including the issuance and sale by the Company of Common Stock (as defined below) to the Underwriters pursuant to Section 12(a) hereof), and purchase by the Underwriters, acting severally and not jointly, of their respective portions of 8,700,000 shares of Common Stock, including the Borrowed Shares (as defined below) (the “Firm Shares”) and all or any part of 1,300,000 additional shares of Common Stock (the “Option Shares”) as provided in Section 3(b) hereof (the Firm Shares and Option Shares collectively being referred to as the “Shares”), and (b) the grant by the Company to the Underwriters of the option described in Section 3(b) hereof to purchase all or any part of the Option Shares to cover over-allotments, if any. “Common Stock” shall refer to the $0.01 par value per share of common stock of the Company. “Forward Agreement” shall refer to the following letter agreements, which relate to the forward sale by the Company of a number of shares of Common Stock of the Company equal to the number of shares of Common Stock to be borrowed and sold by the Forward Sellers pursuant to this Agreement (the “Borrowed Shares”) dated the date hereof and entered into by and between the following: (a) the Company and Citigroup (the “Citigroup Forward Agreement”), (b) the Company and Wachovia (the “Wachovia Forward Agreement”)

and (c) the Company and JP Morgan Chase Bank (“JPMCB Forward Agreement”). Citigroup, Wachovia and JP Morgan Chase Bank are hereafter referred to as the “Forward Counterparties”. Of the Firm Shares, 700,000 shares (plus any additional shares issued and sold by the Company pursuant to Section 12(a) hereof), will be issued and sold to the Underwriters by the Company (the “Company Firm Shares”) and 8,000,000 shares (subject to reduction for any shares issued and sold by the Company pursuant to Section 12(a) hereof) will be sold to the Underwriters by the Forward Sellers (the “Forward Seller Firm Shares”).

Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares.

The Company has filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”), a registration statement on Form N-2/A for the offer and sale of an aggregate amount of $1,750,000,000 of securities (File No. 333-113859), which registration statement became effective on May 7, 2004, a copy of which has heretofore been delivered to you. Such registration statement has been amended by post-effective amendment no. 1 and post-effective amendment no. 2 filed with the Commission on July 30, 2004 and August 2, 2004, respectively, which post-effective amendments became effective on August 3, 2004, a copy of each of which has heretofore been delivered to you. Such registration statement, as amended, meets the requirements set forth in Rule 415(a)(1) under the Securities Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 497 under the Securities Act, a supplement, dated as of March 23, 2005, to the prospectus dated as of August 3, 2004, relating to the Shares and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Shares set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof, is hereinafter called the “Registration Statement”; such prospectus, in the form in which it was filed with the Commission pursuant to Rule 497 under the Securities Act, is hereinafter called the “Basic Prospectus”; such supplement to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 497 under the Securities Act, is hereinafter called the “Prospectus Supplement”; and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the “Prospectus”. Each prospectus, subject to completion, used in connection with a public offering is called a “preliminary prospectus”. All references in this underwriting agreement (this “Agreement”) to the Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

The Company hereby confirms its agreements with the Underwriters as follows:

Section 1. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter, each Forward Seller and each Forward Counterparty as of the date hereof, as of the Closing Date (as defined in Section 3(c) hereof), and as of each Date of Delivery (defined in Section 3(b) hereof), and agrees with each Underwriter, each Forward Seller and each Forward Counterparty as follows:

(a) Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The Prospectus when filed complied in all material respects with the Securities Act and Investment Company Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the public offering and sale of the Shares. As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 497 under the Securities Act, when, prior to the Closing Date, any other amendment to the Registration Statement becomes effective, when, prior to the Closing Date, any supplement to the Prospectus is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder, (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter in writing expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(b) Offering Materials Furnished to Underwriters. The Company has delivered to each Representative one complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

(c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the final Date of Delivery (as defined below) and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the public offering and sale of the Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

(d) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(e) Authorization of Forward Agreements. Each of the Forward Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Furthermore, the Forward Agreements conform in all material respects to the descriptions thereof in the Prospectus.

(f) Authorization of the Shares. (i) The Shares to be purchased by the Underwriters from the Company (including any Shares to be purchased pursuant to Section 12 hereof), have been duly authorized for issuance and sale pursuant this Agreement and when issued and delivered by the Company pursuant to this Agreement will be validly issued and fully paid and non-assessable.

(ii) The shares of Common Stock to be purchased by the Forward Counterparties pursuant to the Forward Agreements, whether pursuant to physical settlement, as a result of acceleration or otherwise, have been duly authorized and reserved for issuance and, when issued and delivered by the Company to the Forward Counterparties pursuant to the Forward Agreements against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable.

(g) No Applicable Registration or Other Similar Rights. There is no person with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the public offering contemplated by this Agreement, except for such rights as have been duly waived.

(h) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or effect, where the context so requires, is called a “Material Adverse Change” or a “Material Adverse Effect”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(i) Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and the financial statements included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act, and to the Company’s knowledge, are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules of the Commission promulgated thereunder (the “Sarbanes-Oxley Act”).

(j) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and the financial statements included in the Prospectus present fairly the financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and any supporting schedules, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions “Prospectus Summary—Summary Financial Data”, “Selected Financial Data” and “Capitalization” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement and in the Prospectus.

(k) Company’s Accounting System. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(l) Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than entities in which it has an investment (each, a “Portfolio Company” and collectively, the “Portfolio Companies”) and the subsidiaries listed in Item 27 of the Registration Statement. The term “subsidiary” as used in this Agreement shall be deemed to exclude each Portfolio Company.

(m) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or statutory trust, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation or statutory trust, as the case may be, and is in good standing under the laws of each jurisdiction that requires such qualification.

(n) Capitalization of the Subsidiaries. All the outstanding shares of capital stock or interests of each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock or interests of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances, except as set forth in Exhibit B attached hereto and made a part hereof.

(o) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus or as provided in the Debt Facilities (as defined in the Prospectus).

(p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding Common Stock of the Company is as set forth in the Prospectus under the caption “Capitalization” (other than for subsequent issuances, if any, pursuant to the Forward Agreements or employee benefit plans described in the Prospectus or upon exercise of outstanding options described in the Prospectus). The Common Stock (including the Shares) conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Stock has been duly authorized and validly issued, is fully paid and non-assessable and has been issued in compliance with federal and state securities laws. None of the outstanding Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(q) Nasdaq National Market. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the “NASD”) is contemplating terminating such registration or listing.

(r) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the transactions contemplated by this Agreement or the Forward Agreements, except as have been obtained or made under the Securities Act, the Investment Company Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus, and (ii) by the NASD.

(s) No Defaults or Violations. Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter, by-laws, or other organizational document (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except any such violation or default which would not, singly or in the aggregate, result in a Material Adverse Change except as otherwise disclosed in the Prospectus. All shareholder consents or approvals for acts requiring such consents or approvals have been obtained by the Company.

(t) No Actions, Suits or Proceedings. Except as otherwise disclosed in the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement, the consummation of any of the transactions contemplated by this Agreement or the Forward Agreements or (ii) could reasonably be expected to result in a Material Adverse Change.

(u) All Necessary Permits, Etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change.

(v) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(w) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(j), above, in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company or any subsidiary that could result in a Material Adverse Change.

(x) Intellectual Property Rights. The Company and each of its subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Change that is not otherwise disclosed in the Prospectus; neither the Company nor any of its subsidiaries has received any notice of, nor does it have knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and neither the Company nor any of its subsidiaries has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in a Material Adverse Change. There is no claim being made against the Company or any of its subsidiaries regarding patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights. The Company and its subsidiaries do not in the conduct of their business as now or proposed to be conducted as described in the Prospectus infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its subsidiaries, which such infringement or conflict is reasonably likely to result in a Material Adverse Change.

(y) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

(z) BDC Election; RIC. The Company has duly filed with the Commission, pursuant to Section 54(a) of the Investment Company Act, a duly completed and executed Form N-54A, pursuant to which the Company has elected to be subject to the provisions of Sections 55 through 65 of the Investment Company Act (the “Company BDC Election”); the Company has not filed with the Commission any notice of withdrawal of the Company BDC Election pursuant to Section 54(c) of the Investment Company Act; the Company BDC Election remains in full force and effect, and, to the Company’s actual knowledge, no order of suspension or revocation of such election under the Investment Company Act has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Charter and the Bylaws of the Company do not violate the applicable requirements of the Investment Company Act and the rules and regulations thereunder in any material respect, and the provisions of the Charter and Bylaws are in full force and effect; the descriptions in the Prospectus under the captions “Business-Investment Objectives and Policies” and “Regulation” do not violate the applicable requirements of the Investment Company Act in any material respect. The Company is, and at all times through completion of the transactions contemplated here by, will be, in compliance in all material respects with the terms and conditions of the Securities Act and the Investment Company Act. As required by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Company is currently in compliance with requirements to qualify as a regulated investment company under the Code.

(aa) Insurance. The Company and each of its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, general liability and Directors and Officers liability. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(bb) Labor Matters. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is imminent.

(cc) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(dd) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required. Since July 30, 2002, the Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any executive officer or director of the Company.

(ee) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

(ff) Environmental Laws. (i) The Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) that are applicable to its business, except where the failure to comply would not result in a Material Adverse Change, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property that is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

(gg) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code, which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) that has not been waived under ERISA has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any material “amount of unfounded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code, including the American Capital Strategies, Ltd. Investment and Employee Stock Ownership Plan (the “ESOP”),

is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

The Company has not received any notification of any investigation, examination, audit or review of any type by or with the Internal Revenue Service or Department of Labor regarding or in connection with any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates other than the notification relating to the tax year ended September 1997 of the Company by the Internal Revenue Service with respect to the Form 1120.

(hh) Exchange Act Compliance. The documents filed by the Company with the Commission complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date and each Date of Delivery will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii) Reports Filed. The Company has filed all reports required to be filed pursuant to the Securities Act, the Investment Company Act and the Exchange Act.

(jj) Conditions for Use of Form N-2. The Company has satisfied the conditions for the use of Form N-2, as set forth in the general instructions thereto, with respect to the Registration Statement and Rule 415(a)(1) of the Act.

(kk) Options. Apart from options to purchase shares issued under the Employees’ Option Plan, the Director Option plan and the warrants issued to the underwriters pursuant to the initial public offering of the Company, the Company does not have any outstanding options, warrants or rights to purchase its shares, or any securities convertible into or exchangeable for its shares.

(ll) Sarbanes-Oxley Act Compliance. The Company has complied in all material respects with Sections 302 and 906 of the Sarbanes-Oxley Act and has made the evaluations of the company’s disclosure controls and procedures required under Rule 13a-15 under the Exchange Act. The Company has completed its required assessment under Section 404 of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith (collectively “Section 404”) and included such assessment in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “Form 10-K”). The Company’s assessment under Section 404 concluded that its internal control over financial reporting was effective as of December 31, 2004 and this assessment has been audited by Ernst & Young LLP as stated in their report which was included in the Form 10-K.

(mm) Officer Certificates. Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

(nn) No Conflict. The performance of the Underwriting Agreement and the Forward Agreements and the consummation of the transactions contemplated in this Agreement and the Forward Agreements will not (a) result in any violation of the Company’s charter or bylaws or (b) result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation or any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations.

Section 2. Representations and Warranties by the Forward Sellers. Each of the Forward Sellers severally represents and warrants to each Underwriter as of the date hereof and as of the Closing Date (as defined in Section 3(c) hereof), and agrees with each Underwriter, as follows:

(a) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by such Forward Seller and, at the Closing Date and at each Date of Delivery, such Forward Seller will have full right, power and authority to sell, transfer and deliver the Borrowed Shares.

(b) Authorization of the Forward Agreement. The applicable Forward Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the applicable Forward Counterparty enforceable against such Forward Counterparty in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(c) Right to Transfer. Such Forward Seller will, at the Closing Date and at each Date of Delivery, have the free and unqualified right to transfer the Borrowed Shares to be sold by such Forward Seller hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Shares and payment of the purchase price as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer to the Borrowed Shares purchased by it from such Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

Section 3. Purchase, Sale and Delivery of the Shares.

(a) The Firm Shares.

(i) On the basis of the representations, warranties and agreements herein contained and upon the terms and conditions set forth herein, the Company and each

Forward Seller agrees to sell, severally and not jointly, to each Underwriter, and each Underwriter agrees to purchase, severally and not jointly, from the Company (including the issuance and sale by the Company of Common Stock to the Underwriters pursuant to Section 12(a) hereof) and each Forward Seller at the price per share set forth in Schedule C attached hereto and made a part hereof, that proportion of the number of Firm Shares set forth in Schedule B-1 and Schedule B-2 opposite the name of the Company and each Forward Seller, as the case may be, which number of Firm Shares set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, bears to the total number of Firm Shares, subject, in each case, to adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(ii) If the Company does not meet all of the conditions to effectiveness set forth in the Forward Agreements on or prior to the Closing Date, each Forward Seller, individually, in its sole judgment, may choose not to borrow and deliver for sale the number of Borrowed Shares set forth in Schedule B-2 opposite the name of such Forward Seller under the column captioned “Number of Firm Shares to be Sold”. In addition, in the event that, in the sole judgment of either of the Forward Sellers, it is unable to borrow and deliver for sale under this Agreement all of the Borrowed Shares set forth in Schedule B-2 opposite the name of such Forward Seller or if, in such Forward Seller’s sole judgment it would entail a stock loan cost in excess of a rate equal to 150 basis points per annum, then such Forward Seller shall only be required to deliver for sale the aggregate number of shares of Common Stock that such Forward Seller is able to so borrow at or below such cost.

(iii) If, pursuant to Section 3(a)(ii), a Forward Seller does not borrow and deliver for sale the number of Borrowed Shares set forth in Schedule B-2 opposite the name of such Forward Seller under the column captioned “Number of Firm Shares to Be Sold”, such Forward Seller will use its best efforts to notify the Company no later than the Closing Date.

(b) The Option Shares.

(i) In addition, on the basis of the representations, warranties and agreements herein contained and upon the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, all or any portion of the Option Shares, as set forth on Schedule B-1 and Schedule B-2, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The option granted hereunder will expire thirty (30) days after the date of this Agreement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (each, a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven (7) full business days after the exercise of said option, nor, in any event, prior to the Closing Date (as defined in Section 3(c) below). If the option is exercised as to all or any portion of the Option Shares, each of the

Underwriters, acting severally and not jointly, will purchase from the Company that proportion of the total number of Option Shares then being purchased which the number of Firm Shares set forth in Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares, subject to such adjustments as the Representatives in their discretion make to eliminate any sales or purchases of fractional shares.

(c) Payment.

(i) Payment of the purchase price for, and delivery of the Firm Shares shall be made at the offices of Arnold & Porter LLP, Thurman Arnold Building, 555 Twelfth Street, N.W., Washington, D.C. 20004-1206 (or at such other place as may be agreed upon by the Company, the Representatives and the Forward Sellers) at 9:00 a.m. (Eastern Time) on the third (3rd) full business day following the date of this Agreement (or the fourth (4th) full business day if this Agreement is executed and delivered after 4:30 p.m. (Eastern Time)) or at such other time and date not later than seven (7) full business days following the first day that Shares are traded, as the Representatives, the Forward Sellers and the Company may determine, or at such time and date to which payment and delivery shall have been postponed pursuant to Section 9 and Section 12 hereof, (the “Closing Date”). If the Company has not made available to the Representatives copies of the Prospectus within the time provided in Sections 3(f) and 4(d) hereof, the Representatives may, in their sole discretion, postpone the Closing Date or applicable Date of Delivery, as the case may be, until no later than two (2) business days following delivery of copies of the Prospectus to the Representative.

(ii) In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price and delivery of such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

(iii) Payment for the Shares shall be made at the Closing Date (and each subsequent Date of Delivery, as applicable) by wire transfer of immediately available funds to the order of the Company or the Forward Sellers. It is understood that each Representative has been authorized, for its own account and the accounts of the Underwriters, to accept delivery of and receipt for and make payment of the purchase price for, the Firm Shares and the Option Shares the Underwriters have agreed to purchase. Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have not been received by Representatives by the Closing Date or the applicable Date of Delivery, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(d) Public Offering of the Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable and that the Underwriters intend to first allocate the Borrowed Shares to purchasers in the public offering.

(e) Delivery of the Shares. The Company shall deliver, or cause to be delivered, a credit representing the Company Firm Shares (and any shares of Common Stock issued and sold by the Company to the Underwriters pursuant to Section 12(a)) and the Forward Sellers shall so deliver or cause to be delivered, subject to Section 3(a)(ii), the Forward Seller Firm Shares, in each case, to an account or accounts at The Depository Trust Company, as designated by the Representative for the accounts of the several Underwriters at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered a credit representing the Option Shares that the Underwriters have agreed to purchase at the Closing Date (or the Date of Delivery, as the case may be), to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the several Underwriters, at the Closing Date or the Date of Delivery, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(f) Delivery of Prospectus to the Underwriters. Not later than 12:00 noon (Eastern Time) on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

(g) Offering by the Underwriters. Each Underwriter hereby represents, warrants and covenants to the Company as follows:

(i) it has not offered or sold and, prior to the expiration of a period of six (6) months from the later of the Closing Date or final Date of Delivery, will not offer or sell any shares included in the this offering to persons in the United Kingdom except to persons whose ordinary activities involve them acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

(ii) it has only communicated and caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of any shares included in this offering in circumstances in which section 21(1) of the FSMA does not apply to us; and

(iii) it has complied and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the shares included in this offering in, from or otherwise involving the United Kingdom.

Section 4. Covenants of the Company. The Company covenants and agrees with each Underwriter as follows:

(a) Registration Statement and Prospectus. The Company will promptly advise the Underwriters (i) when, during any period that a prospectus relating to the Shares is required to be delivered under the Securities Act, any amendment to the Registration Statement affecting the Shares shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus, or for any additional information, affecting or in respect of the Shares, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Shares or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement affecting the Shares or any supplement to the Prospectus unless the Company has furnished you with a copy for your review prior to filing, and will not file any such proposed amendment or supplement to which you reasonably object, in any event until after the end of the period during which a prospectus is required to be delivered to purchasers of the Shares under the Securities Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 497 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said Rules. The Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement affecting the Shares and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the Securities Act, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the Securities Act and will advise the Representatives of the time and manner of such filing.

(b) Blue Sky Compliance. The Company will cooperate with the Representatives and counsel for the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (both national and foreign) as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

(c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. The Company will comply with the Securities Act, the Exchange Act, and the Investment Company Act and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representatives may request.

(e) Insurance. The Company shall (i) obtain Directors and Officers liability insurance in the minimum amount of $10 million which shall apply to the public offering contemplated hereby and (ii) shall cause the Underwriters to be added as an additional insured to such policy in respect of the public offering contemplated hereby.

(f) Notice of Subsequent Events. If at any time during the ninety (90) day period following the date of the Prospectus Supplement, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Company Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

(g) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in the Prospectus.

(h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending December 31, 2004 that satisfies the provisions of Section 11(a) of the Securities Act.

(i) Future Reports to the Representatives. During the period of five (5) years hereafter the Company will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

(j) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission and the Nasdaq National Market pursuant to Sections 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act and in material compliance with Sections 302, 404 and 906 of the Sarbanes-Oxley Act.

Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the Closing Date and each applicable Date of Delivery, as the case may be, shall be subject to the accuracy of the representations and warranties of the Company and the Forward Sellers in Sections 1 and 2, respectively, hereof, as of the date hereof, the Closing Date and each applicable Date of Delivery, as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Compliance with Registration Requirements; No Stop Order; No Objection from the National Association of Securities Dealers, Inc. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of counsel to the Representatives; and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to counsel to the Representatives, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 5.

(c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or applicable Date of Delivery, as the case may be, there shall not have been any Material Adverse Change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

(d) Opinion of Counsel for the Company. You shall have received on the Closing Date and on the applicable Date of Delivery, as the case may be, an opinion of Arnold & Porter LLP, counsel for the Company, substantially in the form of Exhibit C attached hereto, dated the Closing Date or the applicable Date of Delivery, as the case may be, addressed to the Underwriters, the Forward Sellers and the Forward Counterparties, and with reproduced copies or signed counterparts thereof for each of the Underwriters. Counsel rendering the opinion contained in Exhibit C may rely as to questions of law not involving the laws of the United States or the State of New York and Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to counsel for the Underwriters.

(e) Opinion of Counsel for the Underwriters. The Representatives and the Forward Sellers shall have received on the Closing Date or applicable Date of Delivery, as the case may be, an opinion of Hunton & Williams LLP, substantially in the form of Exhibit D hereto. The Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

(f) Accountants’ Comfort Letter. You shall have received on the Closing Date or the applicable Date of Delivery, as the case may be, a letter from Ernst & Young LLP addressed to the Underwriters, dated the Closing Date or applicable Date of Delivery, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the “Original Letter”), but carried out to a date not more than four (4) business days prior to the Closing Date or applicable Date of Delivery, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or applicable Date of Delivery, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Ernst & Young LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act, (ii) set forth their opinion with respect to their examination of the balance sheets including the schedule of investments of the Company as of December 31, 2004 and December 31, 2003 and related statements of operations, shareholders’ equity and cash flows for the twelve (12) months ended December 31, 2004, December 31, 2003 and December 31, 2002, and (iii) address other matters agreed upon by Ernst & Young LLP and you.

(g) Officers’ Certificate. You shall have received on the Closing Date or applicable Date of Delivery, as the case may be, a certificate of the Company, dated the Closing Date or applicable Date of Delivery, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or applicable Date of Delivery, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or applicable Date of Delivery, as the case may be;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act, the Investment Company Act or the Exchange Act, as the case may be, and in all material respects conformed to the requirements of the Securities Act, the Investment Company Act or the Exchange Act, as the case may be, the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any Material Adverse Change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

(h) Nasdaq National Market. The Shares and the shares of Common Stock to be issued and sold pursuant to the Forward Agreements shall have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

(i) Compliance with Prospectus Delivery Requirements. The Company shall have complied with the provisions of Sections 3(f) and 4(d) hereof with respect to the furnishing of Prospectuses.

(j) Additional Documents. At the Closing Date or applicable Date of Delivery, as the case may be, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

(k) Termination of Agreement. If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement or, in the case of any condition to the purchase of Option Shares, on a Date of Delivery which is after the Closing Date, the obligation of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date and, with respect to the Option Shares, at any time prior to the applicable Date of Delivery, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Reimbursement of Underwriters’ Expenses), Section 8 (Indemnification and Contribution) and Section 11 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with performance of its obligations hereunder and in connection with the transactions contemplated under this Agreement, including, without limitation, (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, this Agreement and the Forward Agreements, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Representatives, preparing and printing a “Blue Sky Survey”, an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD review and approval of the Underwriters’ participation in the offering and distribution of the Shares, (viii) the fees and expenses associated with including the Shares on the Nasdaq National Market, and (ix) all other fees, costs and expenses referred to in or all of Part C of the Registration Statement. Except as provided in this Section 6, Section 7, and Section 8, hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel and costs and expenses incident to the preparation and undertaking of any “road show” presentations to be made to prospective investors (except the travel and accommodation expenses of the Company’s employees).

Section 7. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, or if the sale to the Underwriters of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriters and the Forward Sellers (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters and the Forward Sellers in connection with the proposed purchase and the public offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Indemnification and Contribution.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each Forward Seller and their respective officers, directors, employees, agents and representatives, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, and each person, if any, who controls a Forward Seller within the meaning of the Securities Act and Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, Forward Seller, director, officer, employee, agent or representative or such controlling person may become subject, under the Securities Act, the Investment Company Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each such Underwriter, Forward Seller, director, officer, employee, agent, representative or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representatives and the Forward Sellers) as such expenses are reasonably incurred by such Underwriter, Forward Seller, director, officer, employee, agent, representative or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 3 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers, and the Forward Sellers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and each Forward Seller, each of its officers, directors, employees, agents and representatives and each person, if any, who controls a Forward Seller within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Investment Company Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus Supplement (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus or the Prospectus Supplement (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company or the Forward Sellers, as the case may be, or any of their respective directors, officers or controlling persons for any legal and other expense reasonably incurred by the Company or the Forward Sellers, as the case may be, or any of their respective directors, officers or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Information Provided by the Underwriters. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Prospectus Supplement (or any amendment or supplement thereto) are the statements set forth under the caption “Underwriting” in the Prospectus Supplement as follows: (i) the list of Underwriters and their respective participation in the sale of the Shares in the first paragraph, (ii) the sentences related to concessions and reallowances in third paragraph, (iii) the sentences related to stabilization, syndicate covering transactions and penalty bids in the eleventh, twelfth thirteenth and fourteenth paragraph and (iv) the sentences related to electronic prospectus delivery in the nineteenth paragraph and the Underwriters confirm that such statements are correct.

(d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Representatives in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(e) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(f) Contribution.

(i) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the indemnifying on the one hand and the indemnified party on the other from the public offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.

(ii) The relative benefits received by the Company (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreements), the Forward Seller and the Underwriters shall be deemed to be in the same proportion as each of (x) the total net proceeds from the offering of Shares pursuant to this Agreement (before deducting expenses) received by the Company which proceeds shall include the proceeds to be received by the Company pursuant to the Forward Agreements, as set forth in the table on the cover page of the Prospectus Supplement and (y) the total underwriting discount and commission received by the Underwriters, as set forth in the table on the cover page of the Prospectus Supplement, bear to the aggregate initial public offering price of the Shares as set forth on such cover.

(iii) The relative fault of the Company, the Forward Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(iv) The Company, the Forward Sellers and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(v) Notwithstanding the provisions of this Section 8(f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no Forward Seller shall be required to contribute any amount in excess of their income from the relevant Forward Agreement and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty (30) days of invoice to the indemnifying party.

(h) Survival. The indemnity and contribution agreements contained in this Section 8 and the representation and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, Forward Seller, their respective officers or employees, or any person controlling any Underwriter, Forward Seller, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, Forward Seller or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

(i) Acknowledgments of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

Section 9. Default by One or More of the Underwriters. If, on the Closing Date or any applicable Date of Delivery, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase under this Agreement, and the aggregate number of Shares of Common Stock which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed ten percent (10%) of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or applicable Date of Delivery, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds ten percent (10%) of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 6 and Section 8 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date or applicable Date of Delivery, as the case may be, but in no event for longer than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

Section 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives, by notice given to the Company and the Forward Sellers if (a) at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq National Market, or trading in securities generally on either the Nasdaq National Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured; or (vi) if a Forward Seller, pursuant to Section 3(a)(ii) or 3(b)(ii) hereof, does not deliver Borrowed Shares for sale, and the Company fails to deliver, pursuant to Section 12 hereof, a number of shares of Common Stock equal to the number of shares that such Forward Seller does not deliver, or (b) in the case of any of the events specified in clauses (a)(i)-(vi) of this Section 10, such event singly or together with any other event, makes it, in your judgment, impracticable or inadvisable to market the Common Stock in the manner and on the terms contemplated in the Prospectus. Any termination pursuant to this Section 10 shall be without liability on the part of any party to any other party except that the Company shall be obligated to reimburse the expenses of the Underwriters and the Forward Sellers pursuant to Section 7 hereof and the provisions of Section 8 shall survive such termination and remain effective at all times.

Section 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters and Forward Sellers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Forward Sellers or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

Section 12. Additional Issuance and Sale by the Company.

(a) In the event that (i) the Company does not meet all of the conditions to effectiveness set forth in the applicable Forward Agreement on or prior to the Closing Date and a Forward Seller elects, pursuant to Section 3(a)(ii), not to deliver Borrowed Shares, or (ii) in the sole judgment of a Forward Seller, it is unable to borrow and deliver for sale under this Agreement all of the Borrowed Shares set forth in Schedule B-2 opposite the name of such Forward Seller or if, in such Forward Seller’s sole judgment it would entail a stock loan cost in excess of 150 basis points per annum, the Company shall issue and sell in whole but not in part a number of shares of Common Stock equal to the number of shares that such Forward Seller does not deliver. The Representatives shall have the right to postpone the Closing Date for a period not exceeding one (1) business day in order to effect any required changes in any documents or arrangements.

(b) A Forward Seller shall have no liability whatsoever for any Borrowed Shares it does not deliver to the Company, the Underwriters or any other party if such Forward Seller (i) elects, pursuant to Section 3(a)(ii) not to deliver Borrowed Shares because the Company has failed to meet all of the conditions to effectiveness set forth in the applicable Forward Agreement or (ii) is unable to borrow and deliver for sale under this Agreement all of the Borrowed Shares it is required to deliver hereunder or if, in such Forward Seller’s sole judgment it would entail a stock loan cost in excess of a rate equal to 150 basis points per annum.

Section 13. Notices. All communications hereunder shall be in writing and shall be mailed or hand delivered to the parties hereto as follows:

If to the Representatives:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Wachovia Capital Markets, LLC

One Wachovia Center

301 South College Street

Charlotte, North Carolina 28288

If to the Company:

American Capital Strategies, Ltd.

2 Bethesda Metro Center

14th Floor

Bethesda, MD 20814

Attention: Compliance Officer

If to the Forward Sellers:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Wachovia Bank, National Association

c/o Wachovia Capital Markets, LLC

One Wachovia Center

301 South College Street

Charlotte, North Carolina 28288

J.P. Morgan Securities Inc.

277 Park Avenue

New York, New York 10172

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

Section 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 16. Governing Law Provisions.

(a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.

(b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal or state courts of the United States of America located in the Southern District of New York and borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a New York, New York office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City of New York, New York.

(c) General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(The remainder of this page is intentionally left blank)

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

AMERICAN CAPITAL STRATEGIES, LTD.

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Chief Executive Officer

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Tim Devine
Name:	Tim Devine
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Steven Gray
Name:	Steven Gray
Title:	Senior Vice President

J.P. MORGAN SECURITIES INC.

By:	/s/ Elizabeth P. Myers
Name:	Elizabeth P. Myers
Title:	Managing Director

(The remainder of this page is intentionally left blank)

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

WACHOVIA CAPITAL MARKETS, LLC

FRIEDMAN, BILLINGS RAMSEY & CO., INC.

J.P. MORGAN SECURITIES INC.

BB&T CAPITAL MARKETS, A DIVISION OF SCOTT & STRINGFELLOW, INC.

PIPER JAFFARAY & CO.

On their behalf:

By: CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Tim Devine
Name:	Tim Devine
Title:	Director

Exhibit 99.3

SCHEDULE A

Underwriters	Number of Firm Shares
Citigroup Global Markets Inc.	2,784,000
Wachovia Capital Markets, LLC	2,784,000
Friedman, Billings Ramsey & Co., Inc.	826,500
J.P. Morgan Securities Inc.	826,500
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	739,500
Piper Jaffray & Co.	739,500

Total	8,700,000

SCHEDULE B-1

Name	Number of Firm Shares to be Sold	Maximum Number of Option Shares to be Sold
American Capital Strategies, Ltd.	700,000	1,300,000

SCHEDULE B-2

Name	Number of Firm Shares to be Sold
Citigroup Global Markets Inc.	2,000,000
Wachovia Bank, National Association	4,000,000
J.P. Morgan Securities, Inc.	2,000,000

SCHEDULE C

Firm Shares of Common Stock

Public Offering Price Per Share	Price Per Share Paid by Underwriters	Discount Per Share
$31.50	$30.114	$1.386

Option Shares of Common Stock

Public Offering Price Per Share	Price Per Share Paid by Underwriters	Discount Per Share
$31.50	$30.114	$1.386

EXHIBIT A

[Forward Agreements]

EXHIBIT B

Liens on Capital Stock

Pursuant to that Second Amended and Restated Loan Funding and Servicing Agreement dated as of August 10, 2004, by and among ACS Funding Trust I, as the borrower, American Capital Strategies, Ltd., as the servicer, each of the conduit lenders, each of the institutional lenders and each of the lender agents party thereto, Wachovia Capital Markets, LLC, as the deal agent, JPMorgan Chase Bank, as the swingline lender, and Wells Fargo Bank, National Association, as collateral custodian and as backup servicer (as amended from time to time), liens in favor of Wachovia Capital Markets, LLC, as Deal Agent in the following:

1.	100% of the beneficial ownership interest in ACAS Business Loan Trust 2002-1, as evidenced by ACAS Business Loan Trust 2002-1 Trust Certificate (No. 4), dated April 22, 2004;

2.	100% of the beneficial ownership interest in ACAS Business Loan Trust 2002-2, as evidenced by ACAS Business Loan Trust 2002-2 Trust Certificate (No. 4), dated April 22, 2004; and

3.	100% of the beneficial ownership interest in ACAS Business Loan Trust 2003-1, as evidenced by ACAS Business Loan Trust 2003-1 Trust Certificate (No. 2), dated April 22, 2004.

EXHIBIT C

Matters to be Covered in the Opinion of Company Counsel

(1) Each of the Company and ACFS is validly existing as a corporation, and is in good standing under the laws of the jurisdiction of its incorporation. ACSE and the LLCs are validly existing as a limited partnership and limited liability companies, respectively, and are in good standing under the laws of the respective jurisdictions of their organization.

(2) The Company, ACFS, ACSE, and the LLCs each has the power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

(3) The Company and ACFS are duly qualified to do business as foreign corporations, and are in good standing in the jurisdictions listed on Exhibits B and C, respectively.

(4) The Company has duly filed with the Securities and Exchange Commission, pursuant to Section 54(a) of the Investment Company Act, a duly completed and executed Form N-54A, pursuant to which the Company has elected to be subject to the provisions of Sections 55 through 65 of the Investment Company Act (the “Company BDC Election”); the Company has not filed with the Commission any notice of withdrawal of the Company BDC Election pursuant to Section 54(c) of the Investment Company Act; the Company BDC Election remains in full force and effect; and, to our actual knowledge, no order of suspension or revocation of such election under the Investment Company Act has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Certificate of Incorporation and the By-Laws do not violate the applicable requirements of the Investment Company Act and the rules and regulations thereunder in any material respect, and the provisions of the Certificate of Incorporation and the By-Laws are in full force and effect; the policies described in the Prospectus under the caption “Business-Investment Objective and Policies” do not violate the applicable requirements of the Investment Company Act and the rules and regulations thereunder in any material respect.

(5) The authorized Common Stock of the Company is as set forth in the Prospectus under the caption “Capitalization” as of the dates stated therein.

(6) The Common Stock to be purchased by the Forward Counterparties has been duly authorized for issuance and sale pursuant to the Forward Agreements and, when issued and delivered by the Company to the Forward Counterparties pursuant to physical settlement under the Forward Agreements, as a result of acceleration or otherwise, against payment of the consideration set forth in the Forward Agreements, will be duly and validly issued and fully paid and non-assessable, and, to our knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

(7) In reliance upon the Commission Staff interpretation of Rule 415 promulgated under the Securities Act set forth in the no-action letter captioned Pilgrim Prime Rate Trust dated May 1, 1998 and the Commission Staff interpretation of Section 5 of the Securities Act set forth no-action letter captioned Goldman, Sachs & Co. dated October 9, 2003, the delivery of Common

Stock by the Forward Counterparties to close out open borrowings of Common Stock, which Common Stock will have been delivered by the Company to the Forward Counterparties as Settlement Shares, will not require registration under the Securities Act and the Forward Counterparties will not have an obligation to deliver a Prospectus in connection therewith, assuming that (i) Prospectuses were delivered by the Underwriters in connection with sales of Shares in an amount equal to the Base Amount (as defined in the Forward Agreements), and (ii) the Forward Counterparties only deliver such shares of Common Stock to close out open borrowings created in the course of the hedging activities created by the Forward Counterparties, or their affiliates, relating to their exposure under the Forward Agreements in compliance with paragraph (a) under the caption “Covenants of Party A” contained in the Forward Agreements.

(8) Each of the Forward Agreements has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the respective Forward Counterparties, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution thereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally or by general equitable principles. Furthermore, the information in the Prospectus concerning the Forward Agreements under the captions “Recent Developments,” “Use of Proceeds” and “Underwriting,” to the extent that it constitutes, matters of law or legal conclusions, has been reviewed by us and is a fair summary of such matters and conclusions.

(9) The Company Firm Shares and the Option Shares have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, will be duly and validly issued and fully paid and non-assessable, and, to our knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

(10) The Company has the corporate power and authority to enter into the Agreement and to issue, sell and deliver to the Underwriters the Company Firm Shares. The Company has the corporate power and authority to enter into the Forward Agreements and to issue, sell and deliver to the Forward Counterparties the Shares to be issued and sold thereunder.

(11) The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters and the Forward Sellers, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution thereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

(12) The Registration Statement has become effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; to our actual knowledge, no order has been issued in respect of the Company pursuant to Section 54(c) of the Investment Company Act; and to our actual knowledge, no proceedings therefor have been initiated or are being threatened by the Commission.

(13) The information in the Prospectus under the caption “Description of the Securities,” to the extent that it constitutes matters of law or legal conclusions, has been reviewed by us and is a fair summary of such matters and conclusions; the shares of Common Stock and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and in the Prospectus, and such description conforms in all material respects to the rights set forth in the Certificate of Incorporation and the By-Laws.

(14) At the time the Registration Statement became effective and as of the date hereof, the Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements included therein, as to which we express no opinion), as of the effective dates of the Registration Statement and Prospectus complied and as of the date hereof comply as to form in all material respects with the requirements of the Securities Act (including the applicable rules and regulations thereunder) and the Investment Company Act.

(15) The statements made in the Prospectus under the captions “Taxation” and “Regulation,” insofar as they constitute descriptions of statutes (or rules or regulations) or legal conclusions, have been reviewed by us and constitute fair summaries of the matters purported to be summarized, and fairly present the information called for with respect thereto by Form N-2.

(16) The performance of the Agreement and the Forward Agreements and the consummation of the transactions contemplated in the Agreement and the Forward Agreements (other than performance of the Company’s indemnification or contribution obligations thereunder, concerning which no opinion is expressed) will not (a) result in any violation of the Certificate of Incorporation or the By-Laws or (b) to our knowledge, result in a material breach or violation of (i) any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties are bound, and that is filed as an exhibit to the Registration Statement or the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, or (ii) any applicable statute, rule or regulation known to us or any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations.

(17) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions contemplated in the Agreement or the Forward Agreements, except (i) such as have been obtained under the Securities Act, (ii) such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters, (iii) such as may be required by the National Association of Securities Dealers, Inc. and (iv) such as may be required under the laws of any foreign jurisdiction.

(18) To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Securities Act, other than those described therein.

In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representative, counsel to the Representative and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus or any amendments or supplements thereto and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus or any amendments or supplements thereto, nothing has come to the attention of such counsel has caused them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the First Closing Date or Second Closing Date, as the case may be, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom or included in the Registration Statement or any amendment or supplement thereto, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or the Second Closing Date, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that the conditions for the use of Form N-2 set forth in the General Instructions thereto have been satisfied and that the provisions of Rule 415 are available to the Company in connection with the securities to be offered pursuant to the Registration Statement and Prospectus.

EXHIBIT D

Matters to be Covered in the Opinion of Underwriters’ Counsel

(i) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms (including any Shares to be issued and sold by the Company pursuant to Section 12 of this Agreement, have been duly authorized and, upon issuance and delivery and payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable.

(ii) The Shares to be purchased by the Forward Counterparties from the Company have been duly authorized for issuance and sale pursuant to the Forward Agreements and, when issued and delivered by the Company to the Forward Counterparties pursuant to the Forward Agreements, whether pursuant to physical settlement, as a result of acceleration or otherwise, against payment of the consideration set forth in the Forward Agreements, will be validly issued and fully paid and non-assessable.

(iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(iv) The Forward Agreements have been duly authorized, executed and delivered by the Company.

Such counsel shall state that such counsel has reviewed the opinions addressed to the Representatives from Arnold & Porter LLP, each dated the date hereof, and furnished to you in accordance with the provisions of the Underwriting Agreement. Such opinions appear on their face to be appropriately responsive to the requirements of the Underwriting Agreement.

In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, the Forward Sellers, Company’s Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement, the Prospectus and the Prospectus Supplement and related matters were discussed, and although they have not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Prospectus Supplement, nothing has come to the attention of such counsel which leads them to believe that, the Registration Statement, when it became effective (other than the financial statements including supporting schedules and other financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no comment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or applicable Date of Delivery, as the case may be, the Prospectus or the Prospectus Supplement (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.